PINE GROVE ALTERNATIVE INSTITUTIONAL FUND (the “Fund”)
Supplement dated March 31, 2015 to the Prospectus dated July 31, 2014

Effective March 31, 2015, the “Custodian” section on page 8 of the Prospectus is hereby deleted in its entirety and replaced with the following:

J.P. Morgan Chase Bank, N.A. (“Custodian”) will serve as the custodian of the Fund. See “Management of the Fund — Custodian.”

The second paragraph in the “Purchase of Shares” section beginning on page 8 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share and will not be charged a sales load. The investor must submit a completed application form four business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds four business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Private Investment Funds as of the applicable purchase date). An investor who misses this deadline will have the effectiveness of its investment in the Fund delayed until the following month. Despite having to meet the application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Effective March 31, 2015, the “Custodian” section on page 61 under “Management of the Fund” of the Prospectus is hereby deleted in its entirely and replaced with the following:

J.P. Morgan Chase Bank, N.A. (“Custodian”), a national banking association, serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 4 New York Plaza, New York, New York 10004.

The first paragraph of the “Purchase Terms” sub-section in the “Purchase of Shares” section on page 67 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund's then current net asset value per share. Purchase of Shares will not be subject to a sales load. The investor must submit a completed application form four business days before the applicable purchase date. All purchases are subject to the receipt of
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immediately available funds four business day prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Private Investment Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

For more information, please contact a Fund customer service representative toll free at 855-699-3103.

PLEASE RETAIN FOR FUTURE REFERENCE.

PINE GROVE ALTERNATIVE INSTITUTIONAL FUND (the “Fund”)

Supplement dated March 31, 2015 to the Statement of Additional Information (“SAI”) dated July 31, 2014, as Supplemented December 16, 2014

Effective March 31, 2015, the “Custodian” section on page 36 of the SAI shall be deleted in its entirely and replaced with the following:

    J.P. Morgan Chase Bank, N. A. serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or subcustodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 4 New York Plaza, New York, New York 10004.

For more information, please contact a Fund customer service representative toll free at 855-699-3103.

PLEASE RETAIN FOR FUTURE REFERENCE.